                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC 20549

                                 ----------------

                                     FORM 8-K


                              CURRENT REPORT PURSUANT TO
                              SECTION 13 OR 15(D) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported): June 6, 1996
                                                                 ------------



                               Hilton Hotels Corporation
                             (Exact Name of Registrant as
                                Specified in Charter)



    Delaware                          1-3427                     36-2058176
- ---------------                    ------------                 ---------------
(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                        File                      Identification
Incorporation)                                                         No.)


                               9336 Civic Center Drive
                            Beverly Hills, California 90210
                            -------------------------------
                                 (Address of Principal
                                  Executive Offices)





                                      (310) 278-4321
                                ----------------------------
                                  (Registrant's telephone
                                number, including area code)


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ITEM 5.  OTHER EVENTS.

     On June 6, 1996, Hilton Hotels corporation ("Hilton"') announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 6, 1996 with Bally Entertainment Corporation ("Bally"), pursuant to which Bally will merge with and into Hilton (the "Merger"). If the Merger is consummated, each share of the Common Stock, par value $0.66-2/3 per share, of Bally (the "Bally Common Stock") issued and outstanding immediately prior to the Merger would be converted into the right to receive one share of the Common Stock, par value $2.50 per share, of Hilton (the "Hilton Common Stock"), after giving effect to a contemplated 4 for 1 stock split of the Hilton Common Stock. In the event that the trading price of the Hilton Common Stock (after giving effect to the contemplated stock split) for a specified period of time prior to the effective time of the Merger is less than $27.00 per share, each holder of Bally Common Stock will receive an additional cash payment for each share of Bally Common Stock held by such holder, up to a maximum of $3.00 per share, equal to the excess of $27.00 over such trading price. In addition, upon consummation of the Merger, each share of the Preferred Redeemable Increased Dividend Equity Securities, 8% PRIDES, Convertible Preferred Stock of Bally issued and outstanding immediately prior to the Merger will be converted into the right to receive on share of newly authorized Preferred Redeemable Increased Dividend Equity Securities, 8% PRIDES, Convertible Preferred Stock of Hilton.

     A copy of the press release dated June 6, 1996 relating to the Merger Agreement is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     7(c)  EXHIBITS.

           (99.1) Press Release of Hilton Hotels Corporation dated June 6,
                  1996.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HILTON HOTELS CORPORATION


                                          By:    /s/ Matthew J. Hart
                                                 ----------------------------
                                          Name:  Matthew J. Hart
                                          Title: Executive Vice President and
                                                 Chief Financial Officer
Dated: June 13, 1996


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